UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

October 23, 2018

AMERICAN RETAIL GROUP, INC

(Exact name of registrant as specified in its charter)

Nevada	000-53244	13-1869744
State of Incorporation	Commission File Number	IRS Employer Id. No.

2770 S. Maryland Pkwy, Suite 300

Las Vegas, Nevada 89109

(Address of principal executive offices)

(Former Address of principal executive offices)

702 731 3535

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On October 23, 2018, the Company received notice that the Securities and Exchange Commission (“SEC”) issued an Order (the “Order”) pursuant to Section 12(k) of the Securities Exchange Act of 1934 (the “Exchange Act”), temporarily suspending trading in our common stock during a period commencing 9:30 a.m. EDT on October 22, 2018 and terminating at 11:59 p.m. EDT on November 2, 2018.

The SEC took this action due to concerns about the accuracy and adequacy of information in the marketplace about, among other things, our products and services and certain regulatory approvals, as stated in press releases we issued on August 16, 2018 and August 22, 2018. In particular, the Order notes that in press releases issued August 16 and August 18, 2018, we claimed that we had partnered with an “SEC qualified custodian” for use with cryptocurrency transactions that would be “under SEC Regulations,” We now understand that although Prime Trust, the entity referenced in the press releases, claims that it is a “Qualified Custodian,” that statement is not intended to imply that Prime Trust was registered with or regulated by the SEC as we incorrectly stated in our press releases. The Company recognizes that the SEC does not endorse or qualify custodians for cryptocurrency or other forms of currency. The Company has terminated its relationship with Prime Trust.

Further, the Order notes that in the August 22, 2018, release we stated that we were beginning a public offering of convertible preferred shares and that the offering would be registered in accordance with the requirements of the SEC. We, in fact, have not registered with the SEC or any state regulatory authority a public offering of any of our securities or a cryptocurrency.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2108, the Company received a letter of resignation from Nehemia Kramer from his position as a member of the Board of Directors of the Company. Mr. Kramer did not hold any other positions within the Company.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN RETAIL GROUP, INC.

Date: October 26, 2018	By:	/s/ Vassili Oxenuk
Vassili Oxenuk President and Chief Executive Officer (Principal Executive Officer)

2